SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: May 30, 2000

                                 WORLDCORP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Delaware                           1-5351                       94-3040585
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(STATE OR OTHER                (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
INCORPORATION OR                                                     NUMBER)
ORGANIZATION)


                              5068 W. PLANO PARKWAY
                                    SUITE 300
                                 PLANO, TX 75093
                                 (972) 381-4255
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               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
         INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)


                             13873 PARK CENTER ROAD
                                    SUITE 490
                                HERNDON, VA 20171

                               444 MADISON AVENUE
                                    SUITE 703
                               NEW YORK, NY 10022
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             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         As previously reported on Form 8-K filed February 23, 1999, WorldCorp, Inc. (`WorldCorp") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code, Case No. 99-0298(MFW) in the United States Bankruptcy Court for the District of Delaware (the "Court") on February 12, 1999. As previously reported on Form 8-K filed July 16, 1999, WorldCorp's subsidiary WorldCorp Acquisition Corp. ("Acquisition") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code, Case No. 99-2582(MFW) in the Court on July 2, 1999. The two Chapter 11 cases were consolidated for purposes of administration. On May 23, 2000, the Court confirmed pursuant to an order (the "Confirmation Order") the First Amended Joint Liquidating Plan of Reorganization of WorldCorp, Inc. and WorldCorp Acquisition Corp ("Plan"). The Plan and Confirmation Order are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Confirmation Order and/or the Plan. The Plan was substantially consummated on May 24, 2000, which is the Effective Date.

         The following is a summary of the material features of the Plan as implemented on the Effective Date:

         o    All of the assets and  liabilities  of WorldCorp  and  Acquisition
              (the   "Debtors")  were   consolidated   for  purposes  of  making
              distributions to creditors under the Plan.

         o On the Effective Date, the Liquidating Agent used the Debtors' cash to pay or provide for the future payment in full of
              Administrative Claims, Priority Tax Claims, operating and liquidation expenses, and Claims in Classes 1 and 2.

         o The Debtors' remaining cash and Airways Shares, which are referred to in the Plan as the Effective Date Remaining Assets, were then allocated on a pro rata basis between Class 5 General Unsecured Claims on one hand and Class 3 Senior Notes Claims and Class 4 Debentures Claims on the other hand.

         o The cash allocated to the Class 5 General Unsecured Claims was distributed to those creditors on the Effective Date, and the Airways Shares allocated to them are being held for future distribution, sale or other disposition for their benefit.

         o The Liquidating Agent used the cash allocated to the Class 3 Senior Notes Claims and the Class 4 Debenture Claims to pay the
              Senior Notes Claims in full, including pre- and post-petition interest at 10% on the Senior Notes and fees of the Senior Notes Trustee accruing through the Effective Date.

         o    The fees and expenses of the Debenture Trustee were paid in cash.

         o All remaining cash allocated to the Class 3 Senior Notes Claims and the Class 4 Debentures Claims was distributed to the holders of Class 4 Debenture Claims. The Airways Shares that were allocated to the Class 3 Senior Notes Claims and the Class 4 Debenture Claims are being held for future distribution, sale or other disposition for their benefit.

         o    All  assets   (including   the  Airways   Shares)  that  were  not
              distributed to creditors on the Effective Date are being held by WorldCorp in its capacity as the Liquidating Entity.

         o The liquidation of any remaining assets and final distributions to creditors after the Effective Date are being handled by a Liquidating Agent supervised by three creditor representatives comprising the Liquidating Committee. The Liquidating Agent will administer the operating and claims reserves created under the Plan, have the power to sell or distribute Airways Shares that are assets of the Liquidating Entity, prosecute or settle any pending legal claims, and make a final distribution to creditors in accordance with their interests. The Liquidating Agent will also file final tax returns, provide for storage of records, dissolve the Debtors, and file a final report with the Bankruptcy Court.

         o On the Effective Date, Gordon McCormick, Wilbur L. Ross, Jr. and Thomas Siering, who are the members of the Liquidating Committee, became the directors of WorldCorp and Acquisition, and W. Joseph Dryer became the Liquidating Agent and sole officer of WorldCorp and Acquisition. Also on the Effective Date, pursuant to the Confirmation Order, W. Joseph Dryer and Robert LeBuhn resigned as directors of WorldCorp and Mark M. Feldman resigned as a director of WorldCorp, Acquisition and World Airways, Inc. Wilbur L. Ross, Jr. and Gordon McCormick will continue as directors of World Airways, Inc. until the Airways shares are sold or distributed.

         o The Airways Shares have been registered under the Securities Act of 1933 for sale or distribution to holders of Class 4 Debenture Claims and holders of Class 5 General Unsecured Claims. The Liquidating Agent and the Liquidating Committee expect to distribute the Airways Shares to those holders promptly, but are not required by the Plan to do so and have the power instead to sell the Airways Shares and distribute cash proceeds. Any such sale or distribution will be made in accordance with all applicable securities laws.

         o On the first business day after the Effective Date, all outstanding shares of stock in WorldCorp were automatically canceled in accordance with the terms of the Plan and the Confirmation Order. Former shareholders of WorldCorp received no distribution under the Plan and will retain no interest in the Debtors or their assets. As of April 29, 1998, the latest date for which such information is available, there were 13,883,245 shares of common stock of WorldCorp issued and outstanding. Following the cancellation of the outstanding shares, all shares of stock in WorldCorp are held by the members of the Liquidating Committee in their capacities as representatives of the creditors. These shares will be canceled when WorldCorp is dissolved at the conclusion of the liquidation process pursuant to the Plan.

         o As of May 22, 2000, the latest date for which such information is available, the Debtors had assets valued at approximately $59,620,500 (consisting almost entirely of $58,620,490.80 of cash and 1,895,501 Airways Shares) and liabilities totaling approximately $78,963,300.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              Exhibit
              Number      Description
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              99.1        First Amended Joint Liquidating Plan of Reorganization
                          of WorldCorp, Inc. and WorldCorp Acquisition Corp.

              99.2 Order Confirming the First Amended Liquidating Plan of Reorganization of WorldCorp, Inc. and WorldCorp Acquisition Corp.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WORLDCORP, INC.


Date:  May 30, 2000                  By:       /s/ W. Joseph Dryer
                                               ---------------------------------
                                               W. Joseph Dryer
                                               President and Liquidating Agent